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                                                                      EXHIBIT 23

                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-83958, Registration Statement No. 33-86354 and Registration Statement No. 333-43124.


Arthur Andersen LLP
St. Louis, Missouri,
December 8, 2000